    As filed with the Securities and Exchange Commission on March 27, 2000.
                                                        Registration No. 33-6418
                                                      1940 Act File No. 811-4946
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ===============

                                    FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]
                        Pre-Effective Amendment No.               |_|
                                                   ----
                      Post-Effective Amendment No. 15             |X|
                                                  ----
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940             |_|
                              Amendment No. 17
                                           ----                   |X|
                        (Check Appropriate box or boxes)

                                ===============

                           THOMPSON PLUMB FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


     1200 JOHN Q. HAMMONS DRIVE
             FIFTH FLOOR
         MADISON, WISCONSIN                                 53717
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's Telephone Number, including Area Code: (608) 831-1300

                                 THOMAS G. PLUMB
                           1200 JOHN Q. HAMMONS DRIVE
                                   FIFTH FLOOR
                            MADISON, WISCONSIN 53717
                     (Name and Address of Agent for Service)

                                    Copy to:
                            CONRAD G. GOODKIND, ESQ.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

              It is proposed that this filing will become effective
              (check appropriate box):
                      |_| immediately upon filing pursuant to paragraph (b) |X| on March 31, 2000 pursuant to paragraph (b)
                      |_| 60 days after filing pursuant to paragraph (a)(1) |_| on March 31, 1999 pursuant to paragraph (a)(1)
                      |_| 75 days after filing pursuant to paragraph(a)(2) |_| on (date) pursuant to paragraph (a)(2) of rule 485

              If appropriate, check the following box:
                      |_| this post-effective amendment designates a new
                          effective date for a previously filed post-effective amendment

                           THOMPSON PLUMB FUNDS, INC.
                           1200 JOHN Q. HAMMONS DRIVE
                            MADISON, WISCONSIN 53717
                              PHONE: (608) 831-1300
                                 (800) 999-0887
                              WWW.THOMPSONPLUMB.COM

                                   PROSPECTUS
                                  APRIL 1, 2000


      THOMPSON PLUMB FUNDS, INC. offers the following no-load mutual funds:

                  -        Thompson Plumb Growth Fund

                  -        Thompson Plumb Balanced Fund

                  -        Thompson Plumb Bond Fund

       All of the funds are managed by Thompson, Plumb & Associates, Inc.









--------------------------------------------------------------------------------
     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
RISK/RETURN SUMMARY...............................................................................................3
         Thompson Plumb Growth Fund...............................................................................3
         Thompson Plumb Balanced Fund.............................................................................5
         Thompson Plumb Bond Fund.................................................................................8

FEES AND EXPENSES................................................................................................10

INVESTMENT OBJECTIVES, POLICIES AND RISKS........................................................................11
         Growth Fund.............................................................................................11
         Balanced Fund...........................................................................................12
         Bond Fund...............................................................................................13
         Risks    ...............................................................................................14
         Other Strategies........................................................................................15

MANAGEMENT.......................................................................................................16
         Investment Advisor......................................................................................16
         Portfolio Managers......................................................................................16

HOW TO BUY SHARES................................................................................................17
         General  ...............................................................................................17
         Purchase Procedures.....................................................................................17
         Exchange of Fund Shares.................................................................................20
         Availability of Money Market Fund.......................................................................21

HOW TO SELL SHARES...............................................................................................21
         General  ...............................................................................................21
         Redemption Procedures...................................................................................22
         Receiving Redemption Proceeds...........................................................................23
         Other Redemption Information............................................................................24

OTHER INFORMATION................................................................................................25
         Determination of Net Asset Value........................................................................25
         Dividends and Distributions.............................................................................25
         Taxes    ...............................................................................................25
         Retirement Plans........................................................................................26
         Website  ...............................................................................................26

FINANCIAL HIGHLIGHTS.............................................................................................27

                               RISK/RETURN SUMMARY


THOMPSON PLUMB GROWTH FUND

     Investment Objective/Goals. The Growth Fund seeks a high level of long-term growth primarily through capital appreciation, while at the same time assuming reasonable risk. The Growth Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Although current income is not its primary objective, the Growth Fund anticipates that capital growth is accompanied by growth through dividend income.

     We invest in common stocks that possess most of the following characteristics:

     -    Leading market positions

     - High barriers to entry and other competitive or technological advantages

     -    High returns on equity and assets

     -    Good growth prospects

     -    Strong management

     -    Relatively low debt burdens

     To achieve a better risk-adjusted return on its equity investments, the Growth Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

     The Growth Fund is suitable if you are looking for capital appreciation by investing in a diverse group of stocks, and have a long-term perspective.

     Risks. An investment in the Growth Fund is subject to risks, including the possibility that its share price and total return may decline as a result of a decline in the value of its portfolio of common stocks. As a result, loss of money is a risk of investing in the Growth Fund. The common stocks in which the Growth Fund invests fluctuate in value due to changes in the securities markets, general economic conditions and factors that particularly affect the issuers of these stocks and their industries. In addition, we may buy common stocks of companies with small market capitalizations which involve more risk than investments in larger companies because their shares may be subject to greater price fluctuation, and may have less market liquidity.

     Past Performance. The tables below provide some indication of the risks of investing in the Growth Fund by showing how the Fund's total returns have varied from year to year and how the Fund's average annual total returns compare to a broader measure of market performance. As with all mutual funds, past performance is not an indication of the future.


                                   GROWTH FUND
                           YEAR-BY-YEAR TOTAL RETURNS
1.60%          0.43%          30.49%         33.05%         32.37%      18.41%       6.45%
1993           1994           1995           1996           1997        1998         1999


                                  [BAR GRAPH]
                                 CALENDAR YEAR

     The Fund's highest/lowest quarterly results during this period were:

                  Highest:          25.00%           (quarter ended 12/31/98)
                  Lowest:          -14.72%           (quarter ended 9/30/98)

                                   GROWTH FUND
                              AVERAGE ANNUAL TOTAL RETURN
                              (THROUGH DECEMBER 31, 1999)
                            1 YEAR                  5 YEAR             SINCE INCEPTION (2/10/92)
                            ------                  ------             -------------------------
Growth Fund                  6.45%                  23.70%                      15.20%
S&P 500 Index(1)            21.04%                  28.56%                      20.08%

------------------------

(1) The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used benchmark of U.S. equity performance.

THOMPSON PLUMB BALANCED FUND

     Investment Objective/Goal. The Balanced Fund seeks a combination of income and capital appreciation which will result in the highest total return, while assuming reasonable risk. The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities. We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time. A major portion of the Balanced Fund's assets is normally invested in common stocks.

     We invest in common stocks that possess most of the following characteristics:

     -    Leading market positions
     - High barriers to entry and other competitive or technological advantages
     -    High returns on equity and assets
     -    Good growth prospects
     -    Strong management
     -    Relatively low debt burdens

     To achieve a better risk-adjusted return on its equity investments, the Balanced Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

     We also invest a significant portion of the Balanced Fund's assets in fixed income securities, all of which are investment grade. The fixed income securities in which the Fund may invest include corporate notes, bonds and debentures, short-term debt instruments, mortgage-related securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities and preferred stock that is convertible into common stock. In establishing what we think is the appropriate mix of equity and fixed income investments for the Balanced Fund, we assess general economic conditions, anticipated future changes in interest rates and the outlook for common stocks generally. The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.

     The Balanced Fund is suitable if you are looking for a mix of stocks and bonds and have a long-term perspective.

     Risks. An investment in the Balanced Fund is subject to risks, including the possibility that its share price and total return may decline because of a decline in the value of its portfolio of common stocks and fixed income securities. As a result, loss of money is a risk of investing in the Balanced Fund. The common stocks in which the Balanced Fund invests fluctuate in value due to changes in the securities markets, general economic conditions and factors that particularly affect the issuers of these stocks and their industries. In addition, we may buy common stocks of companies with small market capitalizations which involve more risk than investments in larger companies because their shares may be subject to greater price fluctuation, and may have less market liquidity.

     The value of the fixed income securities held by the Balanced Fund is affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities. Bond prices generally move in the opposite direction of interest rate levels, and movements in interest rates typically have a greater effect on the prices of long-term bonds than those of shorter maturities.

     Past Performance. The tables below provide some indication of the risks of investing in the Balanced Fund by showing how the Fund's total returns have varied from year to year and how the Fund's average annual total returns compare to broader measures of market performance. As with all mutual funds, past performance is not an indication of the future.



                                 BALANCED FUND
                           YEAR-BY-YEAR TOTAL RETURNS

3.10%        27.01%       2.26%       4.45%      1.47%       20.03%        23.09%    22.54%      16.84%       8.87%
1990          1991        1992        1993       1994        1995          1996      1997        1998         1999



                                  [BAR GRAPH]




                                 CALENDAR YEAR






         The Fund's highest/lowest quarterly results during this 10-year period were:

                  Highest:          19.41%           (quarter ended 12/31/98)
                  Lowest:           -11.15%          (quarter ended 9/30/98)

                                  BALANCED FUND
                           AVERAGE ANNUAL TOTAL RETURN
                           (THROUGH DECEMBER 31, 1999)

                                          1 YEAR      5 YEAR       10 YEAR
                                          ------      ------       -------
Balanced Fund                              8.87%       18.16%       12.57%

S&P 500 Index (1)                         21.04%       28.56%       18.21%

Lehman Brothers Govt./Corp.
Intermediate Bond Index(2)                 0.39%        7.10%        7.26%

Lipper Balanced Fund Average(3)            7.53%       15.99%       11.68%

------------------------

(1) The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation, and is a widely used benchmark of U.S. equity performance.

(2) The Lehman Brothers Government/Corporate Intermediate Bond Index is an index of all investment grade bonds with maturities of more than one year and less than 10 years.

(3) Load-adjusted, equal weighted average performance of all balanced funds measured by Lipper, Inc.

THOMPSON PLUMB BOND FUND

     Investment Objective/Goal. The Bond Fund seeks a high level of current income while preserving capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade debt securities.

     We invest at least 65%, and normally almost all, of the Bond Fund's total assets in corporate debt securities and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The dollar-weighted average portfolio maturity of the Bond Fund will normally not exceed 10 years. We do not purchase securities with a view to rapid turnover. The fixed income securities in which the Bond Fund may invest include corporate notes, bonds and debentures, short-term debt instruments, mortgage-related securities, U.S. Treasury securities and other debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities).

     The Bond Fund is suitable if you are looking for current income through investment-grade debt securities.

     Risks. The share price, total return and yield of the Bond Fund will fluctuate depending on changes in the market value and yields of the fixed income securities in the Fund's portfolio. As a result, loss of money is a risk of investing in the Bond Fund. The value of fixed income securities is affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities. A bond's market value increases or decreases in order to adjust its yield to current interest rate levels. A bond's yield reflects the bond's fixed annual interest as a percentage of its current price. Therefore, bond prices generally move in the opposite direction of interest rates and movements in interest rates typically have a greater effect on prices of longer term bonds than on those with shorter maturities. Changes in prevailing interest rates will also affect the yield on Bond Fund shares. Interest rate fluctuations, however, will not affect the income received by the Bond Fund from its existing portfolio of fixed income securities (other than from variable rate securities).

     Past Performance. The tables below provide some indication of the risks of investing in the Bond Fund by showing how the Fund's total returns have varied from year to year and how the Fund's average annual total returns compare to a broader measure of market performance. As with all mutual funds, past performance is not an indication of the future.


                                    BOND FUND
                           YEAR-BY-YEAR TOTAL RETURNS

8.18%         -2.67%         14.47%          1.83%          7.42%       8.71%       -2.82%
1993           1994          1995            1996           1997        1998         1999


                                  [BAR GRAPH]




                                 CALENDAR YEAR





         The Fund's highest/lowest quarterly results during this period were:

                  Highest: 5.13%    (quarter ended 9/30/98)
                  Lowest:  -2.47%   (quarter ended 3/31/94)

                                    BOND FUND
                           AVERAGE ANNUAL TOTAL RETURN
                           (THROUGH DECEMBER 31, 1999)


                                 1 YEAR            5 YEAR             SINCE INCEPTION (2/10/92)
                                 ------            ------             -------------------------
Bond Fund                        -2.82%             5.75%                       5.03%
Lehman Brothers Govt./Corp.       0.39%             7.10%                       6.28%
Intermediate Bond Index(1)

----------------------------

(1) The Lehman Brothers Government/Corporate Intermediate Bond Index is an index of all investment grade bonds with maturities of more than one year and less than 10 years.

The Bond Fund's annualized yield for the 30 days ended December 31, 1999 was 6.72%. For current yield information, please call 1-800-999-0887.


                                FEES AND EXPENSES

     This summary describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT). Because the funds are no-load funds, you pay no fee or sales charges when you buy, sell or exchange shares. However, you will be charged a fee (currently $12.00) when you have redemption proceeds paid to you by wire transfer.


  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                 GROWTH       BALANCED      BOND
                                                  FUND          FUND        FUND
                                                  ----          ----        ----
Management Fees                                   0.97%        0.85%        0.65%
Distribution (12b-1) Fees                         None         None         None
Other Expenses                                    0.39%        0.40%        0.46%
                                                 -----        -----         ----
Total Annual Fund Operating Expenses              1.36%        1.25%        1.11%
Fee Waiver and/or Expense                        (0.06)%      (0.00)%      (0.16)%
                                                 -----        -----        -----
Reimbursement (1)
Net Expenses                                      1.30%        1.25%       0.95%

------------------------

(1) The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2001 so that the operating expenses of the funds do not exceed the following percentages of their respective average daily net assets: Growth Fund - 1.30%; Balanced Fund - 1.25% and Bond Fund - 0.95%.

Example:

     This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The assumed return does not represent actual or future performance and your actual costs may be higher or lower.
However, based on these assumptions, your costs would be:

                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
                       ------      -------      --------    --------
Growth Fund             $132        $416          $722       $1,588
Balanced Fund           $127        $397          $686       $1,511
Bond Fund                $97        $307          $534       $1,188


                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

GROWTH FUND

     Objective and Principal Strategies. The Growth Fund seeks a high level of long-term growth primarily through capital appreciation, while at the same time assuming reasonable risk. The term "reasonable risk" refers to our judgment that investments in certain common stocks would not present a greater than normal risk of loss in light of current and reasonably anticipated future general market and economic conditions, trends in dividend yields and interest rates, and fiscal and monetary policies. We generally seek to identify investment opportunities in equity securities of companies which we believe have above-average potential for earnings and dividend growth.

     Any assets not invested in common stocks and securities convertible into common stocks will be invested in income producing short-term debt instruments as a reserve for future purchases of securities. The Growth Fund may also invest in convertible preferred and convertible fixed income securities. We intend generally to limit the Growth Fund's purchase of these securities to those which are investment grade, that is, rated in one of the four highest rating categories by Standard & Poor's (S&P) or Moody's Investors Service, Inc. (Moody's).

     Risks. The share price and total return of the Growth Fund will increase or decrease depending on changes in the value of the common stocks on its portfolio. See "Risks" below.

BALANCED FUND

     Objective and Principal Strategies. The Balanced Fund seeks a combination of income and capital appreciation which will result in highest total return, while assuming reasonable risk. The Fund invests in both common stocks and fixed income securities. We vary the mix of stocks and bonds from time to time, depending on our assessment of economic conditions and investment opportunities. The term "reasonable risk" refers to our judgment that investments in certain securities would not present a greater than normal risk of loss in light of current and reasonably anticipated future general market and economic conditions, trends in dividend yields and interest rates, and fiscal and monetary policies. A major portion of the Balanced Fund's assets will normally be invested at all times in common stocks. As of March 1, 2000, approximately 68% of the total assets of the Balanced Fund were invested in common stocks.

     To provide balance, the Fund also invests a significant portion of its assets in fixed income securities such as corporate notes, bonds and debentures, short-term debt instruments, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities and preferred stock that is convertible into common stock. All of the debt securities purchased by the Balanced Fund are investment grade. Investment grade securities are those rated in the four highest rating categories by S&P or Moody's, which means that the issuers of those securities have adequate to extremely strong capacity to pay interest and repay principal. The corporate debt securities in which the Balanced Fund invests are generally to those issued by established companies. In addition, we ordinarily invest only in non-callable bonds (debt that may not be prepaid by the issuer). This eliminates prepayment risk which would otherwise increase the price sensitivity and volatility of the debt securities in the Fund's portfolio.

     Ordinarily, at least 25% of the total assets of the Balanced Fund are invested in fixed income securities. However, we may invest more of the Fund's assets in fixed income securities if and when we determine, based on our assessment of prevailing market conditions, that fixed income securities provide a more effective means than common stocks of achieving the Fund's investment objective. In determining whether the Balanced Fund should shift its emphasis from common stocks to fixed income securities, we assess anticipated future changes in interest rates and the outlook for common stocks generally.

     The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years. We actively manage the portfolio maturity of the debt securities in the Fund's portfolio, consistent with its investment objective, according to our assessment of the interest rate outlook. During periods of rising interest rates, we will likely attempt to shorten the average maturity of the portfolio to cushion the effect of falling bond prices on the Fund's share price. When interest rates are falling and bond prices are increasing, on the other hand, we will likely seek to lengthen the average maturity.

     Risks. The Balanced Fund's share price and total return will increase or decrease depending on changes in the value of its portfolio of common stocks and fixed income securities. See "Risks" below.

BOND FUND

     Objective and Principal Strategies. The Bond Fund seeks a higher level of current income, while at the same time preserving investment capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade debt securities. Such securities include the following types:

     - Debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars (corporate debt securities) rated at the time of purchase within the four highest grades by either S&P or Moody's;

     - Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; such as GNMA certificates;

     - Mortgage-related securities issued or guaranteed by private issuers and guarantors rated at the time of purchase within the four highest grades by S&P or Moody's;

     - Commercial paper rated within the two highest categories for commercial paper or short-term debt securities by either S&P or Moody's at the time of purchase;

     - Obligations of banks and thrifts whose deposits are insured by the FDIC;

     - Short-term corporate obligations, including variable rate demand notes if the issuer has commercial paper or short-term debt securities rated within the two highest categories by either S&P or Moody's at the time of purchase.

     Although there are no restrictions on the maturity of securities in which the Bond Fund may investment, it is anticipated that during normal market conditions, the dollar-weighted average portfolio maturity of the Fund will not exceed 10 years. In calculating average maturity, the stated final maturity date of a security is used, unless it is probable that the issuer will shorten the maturity, in which case the date on which it is probable that the issuer will call, refund or redeem the security is used. We actively manage the portfolio maturity of the debt securities in the Fund's portfolio, consistent with its investment objective, according to our assessment of the interest rate outlook. During periods of rising interest rates, we will likely attempt to shorten the average maturity of the portfolio to cushion the effect of falling bond prices on the Fund's share price. When interest rates are falling and bond prices are increasing, on the other hand, we will likely seek to lengthen the average maturity.

     Risks. The share price, yield and total return of the Bond Fund will increase or decrease depending on changes in the value of, and interest rates and yield on, the fixed income securities in the Bond Fund's portfolio. See "Risks" below.

RISKS

     Common Stocks. The Growth Fund and Balanced Fund invest in common stocks. Common stocks fluctuate in value for various reasons, including changes in the equities markets, general economic or political changes, interest rate changes and factors particularly affecting the issues of stocks and their industries. In addition, we may invest some of the Growth and Balanced Funds' assets in stocks of companies with small market capitalizations (under $1 billion) and which may be traded only in the over-the-counter market. We believe smaller companies are often undervalued in the marketplace and therefore carry a greater potential for capital appreciation. However, stocks of smaller companies are subject to greater price volatility than stocks of large companies and may have less market liquidity.

     We do not purchase smaller company stocks (companies whose market capitalizations are less than $1 billion) for the Growth Fund or Balanced Fund if, at the time of purchase, the aggregate investment in such securities would exceed one-third of the total assets of either Fund. We believe that our policies of issuer and industry diversification, together with strategic investment in short-term debt investments and fixed income securities, can limit the volatility of investments in these smaller companies.

     Fixed Income Securities. The total return realized on the Bond Fund and on the fixed income portion of the Balanced Fund's portfolio consists of the change in the value of the fixed income securities held by the Funds and the income generated by those securities. The value of fixed income securities is affected primarily by changes in interest rates, average maturities, the securities' investment quality and the creditworthiness of the issuer.

     A bond's yield reflects the fixed annual interest as a percentage of its current price. The price (the bond's market value) will increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset values of the Balanced and the Bond Funds, but will not affect the interest income received by those Funds from their existing portfolio of fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by those Funds. Movements in interest rates also typically have a greater effect on the prices of longer term bonds than on those with shorter maturities.

     Although the Balanced and Bond Funds only buy investment-grade debt securities, securities rated in the fourth highest investment grade category (for example, BBB by S&P) may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with securities rates in a higher category. In the event a debt security held in a Fund's portfolio is downgraded to a rating below the lowest category permitted by the Fund's policy, we will consider this fact together with other relevant factors in determining whether to continue to hold the security. However, downgrading alone will not require the sale of the security.

     Securities issued by the U.S. Government, its agencies or instrumentalities may vary in terms of the degree of support afforded by the Government. Some of such securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those issued by the Federal Home Loan Banks, Tennessee Valley Authority or Federal Farm Credit Bank. Still others are supported only by the discretionary authority to purchase the agency's obligations, such as those issued by the Federal National Mortgage Association, or by the credit of the agency that issued them, such as those issued by the Student Loan Marketing Association. Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities may involve risk of loss of principal and interest. Current market prices for U.S. Government securities are not guaranteed and the value of such securities will fluctuate.

OTHER STRATEGIES

     Portfolio Turnover. We generally do not purchase securities for short-term trading. However, when appropriate, we will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which would adversely affect Fund performance, and result in increased taxable gains and income to you.

     Change in Investment Objective. Each Fund's investment objective may be changed by the Board of Directors without shareholder approval. However, the Board does not plan to change any Fund's objective.

     Temporary Defensive Positions. The Growth and Balanced Funds may temporarily invest in short-term instruments for defensive purposes in response to adverse market, economic and other conditions that could expose the Fund to a decline in value. The Growth Fund may not invest more than 25% of its assets, and the Balanced Fund may invest without limitation, in short-term instruments for these purposes. Short-term instruments include commercial paper, certificates of deposit, U.S. Treasury bills, variable rate demand notes, repurchase agreements and money market funds. These temporary defensive positions are inconsistent with the Funds' principal investment strategies and make it harder for the Funds to achieve their objectives.

                                   MANAGEMENT

INVESTMENT ADVISOR

     Thompson Plumb & Associates, Inc. (the Advisor), 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, acts as investment advisor and administrator for the Funds. Since 1984, the Advisor has provided investment advice to individuals and institutional clients with substantial investment portfolios. The Advisor has managed each Fund since its inception. As of December 31, 1999, the Advisor had approximately $970 million in assets under management.

     The Advisor manages the investment of the Funds' assets, provides the Funds with personnel, facilities and administrative services and supervises the Funds' daily business affairs, all subject to the oversight of the Funds' Board of Directors.

     During the fiscal year ended November 30, 1999, the Growth Fund, Balanced Fund and Bond Fund paid management fees to the Advisor of 0.97%, 0.85% and 0.65%, respectively, of such Fund's average daily net assets during that year.

PORTFOLIO MANAGERS

     Growth and Bond Funds. John W. Thompson serves as portfolio manager for the Growth and Bond Funds. He has been sole portfolio manager of these Funds since August 1993. Prior to that time, he was co-portfolio manager of these Funds. Mr. Thompson is the Chairman, Secretary and a Director of Thompson Plumb Funds, Inc. and has been President of the Advisor since co-founding it in June 1984 and its Treasurer since October 1993. Mr. Thompson is a Chartered Financial Analyst.

     John C. Thompson has served as the associate portfolio manager for the Growth Fund since June 1998. Mr. Thompson is Assistant Vice President of Thompson Plumb Funds, Inc. He has worked in various capacities for the Advisor since 1993, including as a portfolio manager and investment analyst. John C. Thompson is a Chartered Financial Analyst.

     Balanced Fund. Thomas G. Plumb serves as portfolio manager for the Balanced Fund. He has been sole portfolio manager of the Balanced Fund since August 1993. Prior to that time, he was co-portfolio manager of the Fund. Mr. Plumb is President, Treasurer and a Director of Thompson Plumb Funds, Inc. He has been Vice President of the Advisor since co-founding it in June 1984. Mr. Plumb is a Chartered Financial Analyst.

                                HOW TO BUY SHARES

GENERAL

     You may buy shares of any Fund without a sales charge. The price you pay for the shares will be based on the net asset value per share determined at the end of the business day on which your purchase order is received by Firstar Mutual Fund Services, LLC (Firstar), the Funds' transfer agent. You need to complete the Account Application and submit it to Firstar in order to purchase Fund shares. The Funds reserve the right to reject any purchase order for any reason.

     Please call Thompson Plumb Funds, Inc. at 1-800-999-0887 or (608) 831-1300 if you have any questions about purchasing shares of the Funds.

     The investment minimums for purchases of shares of a Fund are as follows:

     To open an account:                    $1,000 ($250 for IRAs)

     To add to an account:                  $100 ($50 for Automatic Investment
                                            Plan and Automatic Exchange Plan)

PURCHASE PROCEDURES

     You may buy shares of any Fund in the following ways:

METHOD                                            STEPS TO FOLLOW
------                                            ---------------

BY MAIL:                                          TO OPEN A NEW ACCOUNT:

     Thompson Plumb Funds, Inc.                   1.   Complete the Account Application.
     c/o Firstar Mutual Fund Services, LLC        2.   Make your check payable to
     P.O. Box 701                                      "Thompson Plumb Funds" (note: your purchase
     Milwaukee, WI 53201-0701                          must meet the applicable minimum).  Third party
                                                       checks will not be accepted.
                                                  3.   Send the completed Account Application
                                                       and check to the applicable address
                                                       listed to the left (note: $25 charge for
                                                       checks returned for insufficient funds).

                                       17



BY PERSONAL DELIVERY/EXPRESS MAIL:               TO ADD TO AN EXISTING ACCOUNT:

     Thompson Plumb Funds, Inc.                  1.    Complete the Additional Investment
     c/o Firstar Mutual Fund Services, LLC             form included with your account
     615 East Michigan Street                          statement (or write a note with your
     Milwaukee, WI 53202                               account number).
                                                 2.    Make your check payable to
                                                       "Thompson Plumb Funds".
                                                 3.    Send the Additional Investment
                                                       form (or note) and check to the
                                                       applicable address listed to the left
                                                       (note: $25 charge for checks returned
                                                       for insufficient funds).

BY WIRE OR ELECTRONIC FUNDS TRANSFER:            TO OPEN A NEW ACCOUNT:

Wire To:  Firstar Bank, N.A.                     1.    Complete and return the Account
          ABA 075000022                                Application form to Firstar at the
                                                       applicable address set forth above.
Credit:   c/o Firstar Mutual Fund                2.    Call Firstar at 1-800-499-0079 or
             Services, LLC                             (414) 765-4124 before making the
            Account 112-952-137                        wire transfer and provide your
                                                       name, account number, address,
Further Credit:    (Name of Thompson                   social security or tax identification
                   Plumb Fund)                         number, the amount being wired,
                   (Account Number)                    the name of your bank and the
                   (Your Name)                         name and phone number of your
                                                       bank's contact person.
Note: Amounts sent by wire or electronic         3.    Instruct your bank (which must be a
funds transfers must be received by Firstar            member of, or have a correspondent
before 3:00 p.m. Central Time in order to buy          relationship with a member of, the
shares that day.  Also, you are responsible for        Federal Reserve System for wire
any charges that your bank may impose for              transfers, or must be an Automated
effecting the wire or electronic funds transfer.       Clearing House member for electronic
                                                       funds transfers) to wire the funds as
                                                       shown to the left (note: $25 charge for
                                                       insufficient or unavailable funds or your
                                                       negligence).

                                                 TO ADD TO AN EXISTING ACCOUNT:

                                                 1.    Follow steps 2 and 3 above, and
                                                       make sure you give Firstar your
                                                       correct account number.

AUTOMATIC INVESTMENT PLAN:                          TO OPEN AN ACCOUNT:

(Note: This plan may be suspended, modified         Not Applicable.
or terminated at any time.)
                                                    TO ADD TO AN EXISTING ACCOUNT:

                                                    1. Call Firstar at 1-800-499-0079
                                                       or (414) 765-4124 or call the Funds
                                                       at 1-800-999-0887 or (608) 831-1300
                                                       to obtain an Automatic Investment
                                                       Plan Application.
                                                    2. Complete the Automatic Investment
                                                       Plan Application to authorize the
                                                       transfer of funds from your bank
                                                       account, include a voided check
                                                       with the application and indicate
                                                       how often (monthly, bimonthly,
                                                       quarter or yearly) you wish to make
                                                       automatic investments.
                                                    3. Indicate the amount of the automatic
                                                       investments (must be at least $50 per
                                                       investment).
                                                    4. Your bank will deduct the automatic investment
                                                       amount you have selected from your checking account
                                                       on the business day of your choosing, and apply that
                                                       amount to the purchase of fund shares.  (Note:
                                                       you will be charged $25 for any automatic investments
                                                       that do not clear due to insufficient funds or the
                                                       closing of your account without notifying the Funds
                                                       or Firstar.)


                                             TO CHANGE OR STOP AN AUTOMATIC
                                             INVESTMENT PLAN:

                                             1. Call Firstar at 1-800-499-0079
                                                or (414) 765-4125.  Firstar
                                                will take your request and give
                                                you a confirmation number; or

                                             2. Write a letter requesting
                                                your change to:

                                                Thompson Plumb Funds, Inc.
                                                c/o Firstar Mutual Fund
                                                Services, LLC
                                                P.O. Box 701
                                                Milwaukee, WI 53201-0701

THROUGH BROKER-DEALERS AND OTHER SERVICE    You may purchase shares of any Fund
PROVIDERS:                                  through a broker-dealer, institution
                                            or other service provider, who may
                                            charge a commission or other
                                            transaction fee. Certain features of
                                            a Fund may not be available or may
                                            be modified in connection with the
                                            program offered by your service
                                            provider. The service provider,
                                            rather than you, may be the
                                            shareholder of record of Fund
                                            shares, and may be responsible for
                                            delivering Fund reports and other
                                            communications about the Funds to
                                            you.

EXCHANGE OF FUND SHARES

     You may exchange shares of a Fund for shares of another Fund without a fee or sales charge. The exchange of shares can be made by mail by completing an Exchange Application (available from Firstar or the Funds) or by telephone if you have so elected on your Account Application. If you have a joint account and select the telephone exchange option, only one joint tenant's authorization is required. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.

     The basic rules for exchanges are as follows:

     - You must own shares of a Fund for at least 15 days before you can exchange them for shares of another Fund.

     - Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but less than $100,000.

     - We reserve the right to limit the number of times you may exchange Fund shares.

     Automatic Exchange Plan. You may also make regular monthly exchanges from one Fund to another through our Automatic Exchange Plan. You may participate by completing the Automatic Exchange Plan Application, which may be obtained from the Funds or Firstar. You must establish an account for each Fund with at least $1,000 before you can make automatic exchanges. You determine the amount that will automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

     Tax Treatment for Exchanges. An exchange of shares from one Fund to another Fund is treated as a sale of the shares being exchanged and any gain on the transaction may be subject to income tax.

AVAILABILITY OF MONEY MARKET FUND

     If you elect on the Account Application, you may withdraw some or all of your investment in a Fund and reinvest the proceeds the same day in the Firstar Money Market Fund. You may also move that investment back into any of the Funds. Your use of his privilege is subject to the purchase and redemption amounts set forth in the Firstar Money Market Fund prospectus. There is no charge for this privilege. However, the Funds receive a fee from Firstar Money Market Fund for certain distribution and support services at the annual rate of 0.20% of the average daily net asset value of the Firstar Money Market Fund shares that are issued as a result of exchanges of Fund shares. This privilege may be modified or terminated at any time.


                               HOW TO SELL SHARES

GENERAL

     You may redeem (sell back to the Fund) all or some shares of any Fund at any time by sending a written request to Firstar. A Redemption Request Form is available from the Funds or Firstar. The price you receive for the shares will be based on the net asset value per share next determined after the redemption request is received in proper form. Please call Thompson Plumb Funds, Inc. at 1-800-999-0887 or (608) 831-1300 if you have any questions about redeeming shares of the Funds.

REDEMPTION PROCEDURES

         You may redeem Fund shares in the following ways:

METHOD                                                       STEPS TO FOLLOW
------                                                       ---------------

BY MAIL:                                                     1.       A written request for redemption
                                                                      (or the Redemption Request form)
         Thompson Plumb Funds, Inc.                                   must be signed exactly as the
         c/o Firstar Mutual Fund Services, LLC                        account is registered and include
         P.O. Box 701                                                 the account number and the
         Milwaukee, WI 53201-0701                                     amount to be redeemed.
                                                             2.       Send the written redemption
BY PERSONAL DELIVERY/EXPRESS MAIL:                                    request and any certificates for the
                                                                      shares being redeemed to the
         Thompson Plumb Funds, Inc.                                   applicable address listed to the left.
         c/o Firstar Mutual Fund Services, LLC               3.       Signatures may need to be guar
         615 East Michigan Street                                     anteed. See "Signature
         Milwaukee, WI 53202                                          Guarantees."

SYSTEMATIC WITHDRAWAL PLANS:                                 You can elect to participate in our Syste
                                                             matic Withdrawal Plan by completing the
                                                             Systematic Withdrawal Plan Application
                                                             which is available from the Funds or
                                                             Firstar.  This plan allows you to arrange for
                                                             automatic withdrawals from your Fund
                                                             account into a pre-authorized bank
                                                             account.  You select the schedule for
                                                             systematic withdrawals, which may be on
                                                             a monthly basis or in certain designated
                                                             months.  You also select the amount of
                                                             each systematic withdrawal, subject to a
                                                             $50 minimum.  To begin systematic
                                                             withdrawals, you must have a Fund
                                                             account valued at $10,000 or more.  The
                                                             Systematic Withdrawal Plan may be
                                                             terminated or modified at any time.

THROUGH BROKER-DEALERS, INSTITUTIONS AND                     You may redeem Fund shares through
OTHER SERVICE PROVIDERS:                                     broker-dealers, institutions and other
                                                             service providers, who may charge a
                                                             commission or other transaction fee for
                                                             processing the redemption for you.

RECEIVING REDEMPTION PROCEEDS

         You may request to receive your redemption proceeds by mail or by wire or electronic funds transfer. No redemption will be effective until all necessary documents have been received in proper form by Firstar. Firstar will delay sending redemption proceeds for 15 days from their purchase date or until all payments for the shares being redeemed have cleared, whichever occurs first.

METHOD                                                     STEPS TO FOLLOW
BY MAIL:                                                   Firstar mails checks for redemption proceeds
                                                           within seven days after it receives the re
                                                           quest and all necessary documents.  The
                                                           check will be mailed to the address on your
                                                           account (unless you request that it be sent to
                                                           a different address which would require a
                                                           signature guarantee).  There is no charge for
                                                           mailing out redemption checks.  Your re
                                                           demption checks will be mailed unless you
                                                           expressly request that it be sent by wire or
                                                           electronic fund transfer.

BY WIRE/ELECTRONIC FUNDS TRANSFER:                         At your written request and with a guar
                                                           anteed signature on your redemption re
                                                           quest, Firstar will send you your redemption
                                                           proceeds by wire or electronic funds transfer
                                                           to your designated bank account.  Re
                                                           demption proceeds sent by wire transfer
                                                           ordinarily will be made the business day
                                                           immediately after Firstar receives the re
                                                           quest.  Redemption proceeds by electronic
                                                           fund transfer will be made within two or
                                                           three days after Firstar receives the request.
                                                           You will be charged a fee (currently $12) for
                                                           each wire transfer.  There is no charge for
                                                           electronic fund transfers.  You will be
                                                           responsible for any charges that your bank
                                                           may impose for receiving wire or electronic
                                                           fund transfers.


OTHER REDEMPTION INFORMATION

     Signature Guarantees. For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal or state law (such as a bank, savings and loan, or securities broker-dealer) under any of the following circumstances:

     -    The redemption is for $25,000 or more.

     - The proceeds are to be sent to someone other than the registered account holder of the shares being redeemed.

     - The proceeds are to be sent to an address other than the registered address on the account.

     -    If you want to change ownership registration on your account.

     - If you have requested a change of address within 30 days prior to the redemption request.

     - If you request that the redemption proceeds be sent by wire or electronic fund transfer.

     Closing of Small Accounts. Your account in any Fund may be terminated if, as a result of any transfer, exchange or redemption of shares in the account, the aggregate net asset value per share of the remaining shares in the account falls below $750. We will notify you at least 30 days in advance of our intention to terminate the account to allow you an opportunity to restore the account balance to at least $750. Upon any such termination, we will send you a check for the proceeds of redemption.

     Suspension of Redemptions. Your right to redeem shares in any Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.

                                OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

     Each Fund calculates its share price, also called net asset value, for both purchases and sales of shares, as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time), every day the Exchange is open. We determine a Fund's net asset value per share by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, and then dividing that amount by the number of outstanding shares of the Fund. We value each Fund's investments at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded) or, where market quotations are not readily available, at fair value as determined in good faith by the Advisor pursuant to procedures established by the Funds' Board of Directors. We may value debt securities held by a Fund with remaining maturities of 60 days or less on an amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

     The Growth and Balanced Funds annually (generally within 60 days following their November 30 fiscal year-end) distribute substantially all of their net investment income and any net realized capital gains. The Bond Fund distributes its net investment income quarterly (generally within 60 days following the end of each fiscal quarter) and net realized capital gains annually (generally within 60 days following its November 30 fiscal year-end). All income, dividends and capital gains distributions are automatically reinvested in shares of the relevant Fund at net asset value, without a sales charge, on the payment date, unless you request payment in cash.

TAXES

     Dividends and distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral. Income dividends are taxable as ordinary income. Capital gains are taxed at different rates depending on the length of time a Fund holds its assets. You will receive information annually on the federal tax status of the Fund's dividends and capital gains distributions.

     We expect that most of the Growth Fund's distributions will be capital gains, the Balanced Fund's distributions will be a combination of capital gains and ordinary income, and most of the Bond Fund's distributions will be ordinary income, in light of their investment objectives and policies.

     In the Account Application you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to do so, the Funds are required to withhold 31% of your taxable distributions and redemption proceeds.

     The foregoing tax discussion is general. You should consult your own tax advisor for more information and specific advice.

RETIREMENT PLANS

     The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of any of the Funds. The IRAs available through the Funds include traditional IRAs, Roth IRAs and Education IRAs. Firstar will serve as custodian for all these types of IRA accounts sponsored by the Funds. Firstar will charge a $12.50 annual maintenance fee for each Traditional IRA or Roth IRA account and $5.00 for each Education IRA. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $25.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement and the Custodial Account Application are available from the Funds.

     Purchases and redemptions of shares of any Fund by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $250 and a minimum subsequent investment requirement of $100. Redemption requests on behalf of IRA owners or retirement plans must indicate whether or not to withhold federal income tax.

     Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers) and other retirement plans. Forms of SEP and SIMPLE plans are available from the Funds.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

WEBSITE

     Visit Thompson Plumb Funds' site on the World Wide Web at www.thompsonplumb.com.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 fiscal years (which end on November
30). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders, which is available upon request.



                                                                                        Year Ended November 30,
                                                                 -----------------------------------------------------------------
                                                                    1999         1998         1997         1996             1995
                                                                    ----         ----         ----         ----             ----
GROWTH FUND


NET ASSET VALUE, BEGINNING OF PERIOD                                 $40.85      $39.36       $32.79       $24.74           $20.43
INCOME FROM INVESTMENT OPERATIONS
         Net investment loss                                          (0.13)      (0.07)       (0.12)       (0.06)           (0.05)
         Net realized and unrealized gains on investments              3.78        4.92         9.16         8.66             6.22
                                                                 ----------      ------       ------    ---------        ---------
         TOTAL FROM INVESTMENT OPERATIONS                              3.65        4.85         9.04         8.60             6.17
LESS DISTRIBUTIONS
         Dividends from net investment income                            --          --           --           --               --
         Distributions from capital gains                             (3.50)      (3.36)       (2.47)       (0.55)           (1.86)
                                                                 ----------      ------       ------    ---------        ---------

         TOTAL DISTRIBUTIONS                                          (3.50)      (3.36)       (2.47)       (0.55)           (1.86)

NET ASSET VALUE, END OF PERIOD                                       $41.00      $40.85       $39.36       $32.79           $24.74
                                                                     ======      ======       ======       ======           ======

TOTAL RETURN                                                          10.06%      13.74%       29.90%       35.52%           32.87%

RATIOS/SUPPLEMENTAL DATA
         Net assets, end of period (millions)                         $77.9      $ 68.5       $ 45.4        $24.1            $12.6
         Ratios to average net assets:
            Ratio of expenses                                          1.32%       1.41%        1.52%        1.58%            2.00%
            Ratio of expenses without reimbursement                    1.36%       1.41%        1.52%        1.58%            2.00%
            Ratio of net investment loss                             (0.34%)     (0.19%)      (0.41%)      (0.27%)          (0.31%)
            Ratio of net investment loss without reimbursement       (0.37%)     (0.19%)      (0.41%)      (0.27%)          (0.31%)
         Portfolio turnover rate                                      79.17%      67.13%       77.66%      101.91%           86.68%

                                                                                     Year Ended November 30,
                                                                   ----------------------------------------------------------
                                                                     1999         1998        1997         1996         1995
                                                                     ----         ----        ----         ----         ----
BALANCED FUND


NET ASSET VALUE, BEGINNING OF PERIOD                                $18.16       $18.16       $16.54       $14.23       $13.55
INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                        0.21         0.19         0.18         0.19         0.24
         Net realized and unrealized gains on investments             1.44         1.65         3.01         3.21         2.26
                                                                    ------       ------       ------       ---------    ------
         TOTAL FROM INVESTMENT OPERATIONS                             1.65         1.84         3.19         3.40         2.50
LESS DISTRIBUTIONS
         Dividends from net investment income                        (0.19)       (0.13)       (0.23)       (0.23)       (0.28)
         Distributions from capital gains                            (1.08)       (1.71)       (1.34)       (0.86)       (1.54)
                                                                    ------       ------       ------       ---------    ------

         TOTAL DISTRIBUTIONS                                         (1.27)       (1.84)       (1.57)       (1.09)       (1.82)

NET ASSET VALUE, END OF PERIOD                                      $18.54       $18.16       $18.16       $16.54       $14.23
                                                                    ======       ======       ======       ======       ======

TOTAL RETURN                                                          9.79%       11.63%       21.39%       25.80%       21.02%

RATIOS/SUPPLEMENTAL DATA
         Net assets, end of period (millions)                       $ 56.3       $ 47.3       $ 36.3        $20.8       $ 18.1
         Ratios to average net assets:
            Ratio of expenses                                         1.25%        1.30%        1.40%        1.45%        1.49%
            Ratio of net investment income                            1.24%        1.16%        1.04%        1.32%        1.71%
         Portfolio turnover rate                                     66.64%       83.07%       76.66%      134.82%       111.16%




                                                                                       Year Ended November 30,
                                                                   ------------------------------------------------------------
                                                                       1999         1998         1997         1996         1995
                                                                       ----         ----         ----         ----         ----
BOND FUND


NET ASSET VALUE, BEGINNING OF PERIOD                                    $   10.93   $  10.54  $   10.59  $    10.67  $     9.88
INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                               0.59       0.56       0.54        0.52        0.57
              Net realized & unrealized gains (losses) on investments       (0.76)      0.39      (0.06)      (0.07)       0.78
                                                                        ---------   --------  ---------  ----------  ----------
         TOTAL FROM INVESTMENT OPERATIONS                                   (0.17)      0.95       0.48        0.45        1.35
LESS DISTRIBUTIONS
         Dividends from net investment income                               (0.58)     (0.56)     (0.53)      (0.53)      (0.56)
         Distributions from capital gains                                      --         --         --          --          --
                                                                        ---------   --------  ---------  ----------  ----------

         TOTAL DISTRIBUTIONS                                                (0.58)     (0.56)     (0.53)      (0.53)      (0.56)

NET ASSET VALUE, END OF PERIOD                                          $   10.18   $  10.93  $   10.54  $    10.59  $    10.67
                                                                        =========   ========  =========  ==========  ==========

TOTAL RETURN                                                                (1.63%)     9.34%      4.74%       4.51%      14.06%

RATIOS/SUPPLEMENTAL DATA
         Net assets, end of period (millions)                           $   26.0    $  32.7   $   32.1   $    22.2   $    14.9
         Ratios to average net assets:
            Ratio of expenses                                                0.97%      1.04%      1.14%       1.13%       1.13%
            Ratio of expenses without reimbursement                          1.11%      1.08%      1.14%       1.13%       1.34%
            Ratio of net investment income                                   5.41%      5.30%      5.42%       5.48%       5.70%
            Ratio of net investment income without reimbursement             5.27%      5.26%      5.42%       5.48%       5.49%
         Portfolio turnover rate                                            40.67%     35.09%     52.61%     104.43%     111.95%


ADDITIONAL FUND INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Thompson Plumb Funds. The SAI is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. The Annual and Semi-Annual Reports to Shareholders also contain information about the Funds, including financial statements, investment results and portfolio holdings. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

To obtain a free copy of the SAI or the Annual or SemiAnnual Reports, or to ask questions about the Funds, you can contact Thompson Plumb & Associates at the telephone number or address shown to the right. Information and reports about the Funds (including the SAI) are also available at the SEC's Public Reference Room in Washington, D.C. or on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-947-8090. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                 Thompson Plumb
                                   Funds, Inc.



                                   PROSPECTUS


                           THOMPSON PLUMB GROWTH FUND

                          THOMPSON PLUMB BALANCED FUND

                            THOMPSON PLUMB BOND FUND





                           1200 John Q. Hammons Drive
                                Madison, WI 53717
                            Telephone: (608) 831-1300
                                       (800) 999-0887
                              www.thompsonplumb.com

                                  April 1, 2000





















                              SEC File No. 811-4946

                             DIRECTORS OF THE FUNDS

                                George H. Austin

                                Mary Ann Deibele

                                  John W. Feldt

                                Donald A. Nichols

                      Thomas G. Plumb, CFA, Vice President
                       Thompson, Plumb & Associates, Inc.

                        John W. Thompson, CFA, President
                       Thompson, Plumb & Associates, Inc.

                              OFFICERS OF THE FUNDS

                              John W. Thompson, CFA
                              Chairman & Secretary

                              Thomas G. Plumb, CFA
                              President & Treasurer

                              David B. Duchow, CFA
                            Assistant Vice President

                               Timothy R. O'Brien
                            Assistant Vice President

                              John C. Thompson, CFA
                            Assistant Vice President

                                    CUSTODIAN
                               Firstar Bank, N.A.
                            777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                               TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT
                        Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                       650 Third Avenue South, Suite 1300
                          Minneapolis, Minnesota 55402

                                  LEGAL COUNSEL
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                               INVESTMENT ADVISOR
                       Thompson, Plumb & Associates, Inc.
                           1200 John Q. Hammons Drive
                            Madison, Wisconsin 53717
                            Telephone: (608) 831-1300

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2000

                           THOMPSON PLUMB FUNDS, INC.

                           1200 JOHN Q. HAMMONS DRIVE
                            MADISON, WISCONSIN 53717
                            TELEPHONE: (608) 831-1300
                                 (800) 999-0887


         This Statement of Additional Information ("SAI") contains detailed information about the Thompson Plumb Growth Fund (the "Growth Fund"), Thompson Plumb Balanced Fund (the "Balanced Fund") and Thompson Plumb Bond Fund (the "Bond Fund"). This SAI is not a prospectus and should be read in conjunction with the Thompson Plumb Funds, Inc. Prospectus (the "Prospectus") dated April 1, 2000. The Prospectus may be obtained by contacting Thompson Plumb Funds, Inc. at the address or one of the telephone numbers listed above.

                                TABLE OF CONTENTS

                                                                          PAGE

FUND HISTORY.................................................................2
DESCRIPTION OF CERTAIN INVESTMENTS AND RISKS.................................2
INVESTMENT RESTRICTIONS......................................................6
DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS..................9
MANAGEMENT..................................................................10
ADVISORY, ADMINISTRATIVE AND OTHER SERVICES.................................13
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................16
PERFORMANCE DATA............................................................18
TAXES    ...................................................................21
CAPITAL STOCK AND OTHER SECURITIES..........................................23
FINANCIAL STATEMENTS........................................................26

                                  FUND HISTORY

         Thompson Plumb Funds, Inc. (the "Investment Company") is a Wisconsin corporation incorporated in 1986 and registered an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Growth Fund, Bond Fund and Balanced Fund are separate series of the Investment Company. The Growth Fund and Bond Fund each commenced operations on February 10, 1992. The Balanced Fund commenced operations on March 16, 1987. Prior to April 3, 1995, the Investment Company was known as Thompson, Unger & Plumb Funds, Inc.


                  DESCRIPTION OF CERTAIN INVESTMENTS AND RISKS

LENDING PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies, however, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In the event any Fund engages in this activity, Thompson, Plumb & Associates, Inc. (the "Advisor") will monitor the credit worthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

REPURCHASE AGREEMENTS

         Each Fund may from time to time enter into repurchase agreements, although, absent unforeseen market and economic conditions, no Fund has any present intention to do so. Repurchase agreements involve the sale of securities to a Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Funds may enter into repurchase agreements with broker-dealers who are recognized by the Federal Reserve Bank of New York as primary dealers in U.S. Government securities and with banks. When a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or insolvency proceeding, or if the seller fails to repurchase the underlying security as agreed, a Fund could experience losses that include (a) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Fund in connection with enforcing those rights, and (d) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor intends to cause the Funds to invest in repurchase agreements only when the Advisor determines that the Funds should invest in short-term money market instruments and the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds, circumstances that the Advisor does not anticipate will occur in the near future. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

WHEN-ISSUED TRANSACTIONS

         A Fund may purchase or sell portfolio securities in when-issued transactions, although, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Fund remains substantially fully invested at the same time that it has entered into such transactions, which all of the Funds would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, each Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be ear-marked specifically for the settlement of such commitments. Each Fund will only make commitments to purchase portfolio securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Funds reserve the right to sell the securities before the settlement date if it is deemed advisable. None of the Funds currently intends to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Fund's net assets would consist of when-issued securities.

ILLIQUID SECURITIES

         No Fund will invest more than 10% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See "Variable Rate Demand Notes" below.

VARIABLE RATE DEMAND NOTES

         The Funds may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

MORTGAGE-BACKED SECURITIES

         The Balanced and Bond Funds may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. These pools are combined for sale to investors (such as the Balanced and Bond Funds) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other private issuers. Mortgage-related securities generally provide for a "pass-through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

         The Government National Mortgage Association ("GNMA") is the principal government guarantor of mortgage-related securities. GNMA is authorized to guaranty, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as "modified pass-through" in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government related guarantors of these securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

         Certain mortgage-backed securities purchased by the Balanced and Bond Funds provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower then the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

         During periods of declining interest rates, prepayment of mortgages from underlying mortgage-backed securities can be expected to accelerate. Accordingly, the Balanced and Bond Fund's ability to maintain positions in high-yielding mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields will depend on prevailing interest rates at that time. Neither the Balanced Fund nor the Bond Fund currently intends to purchase mortgage-backed securities if, after such purchase, more than 5% of the respective Fund's net assets would consist of mortgage-backed securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

         An investment by a Fund in another investment company may cause the Fund to increase payments of administration and distribution expenses. Such investments are limited by investment restriction (7). See "Investment Restrictions" in this Statement of Additional Information.

PORTFOLIO TURNOVER

         The portfolio turnover rates for the fiscal years ended November 30, 1998 and 1999 were as follows:

                                                                            1998        1999
                                                                            ----        ----
Thompson Plumb Growth Fund                                                   67.13%     79.17%
Thompson Plumb Balance Fund                                                  83.07%     66.64%
Thompson Plumb Bond Fund                                                     35.09%     40.67%

                             INVESTMENT RESTRICTIONS

         Each Fund has adopted the following investment restrictions, none of which - except for the matters described in the second sentence of item (5) and in the second sentence of item (7) - may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:

                  (1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                  (2) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                  (3) Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions.

                  (4) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of each Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While a Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of a Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

                  (5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings. Notwithstanding the prior sentence, each Fund's current intention is not to mortgage, pledge or hypothecate more than 5% of the value of the Fund's net assets.

                  (6) Purchase or sell real estate or commodities, except that a Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

                  (7) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act prohibits a Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of such investment company and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another investment company.

                  (8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

                  (9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an "underwriter" for purposes of such Act).

         In addition to the foregoing restrictions, the Investment Company's Board of Directors has adopted the following restrictions, which may be changed without shareholder approval.
A Fund may not:

                  (a) Purchase the equity securities of companies which have a record of less than three years continuous operation if any such purchase at the time thereof would cause more than 5% of the value of the total assets of the Fund to be invested in securities of such companies. Such period of three years includes the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed as an investment has come into existence as the result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise.

                  (b) Purchase or retain the securities of an issuer if, to the Fund's knowledge, those officers or directors of the Fund or its investment adviser who individually own beneficially more than 0.5 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

                  (c) Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

                  (d)      Make short sales of securities.

                  (e) Participate on a joint or joint-and-several basis in any securities trading account.

                  (f) Invest in puts, calls, straddles or spreads, or combinations thereof.

                  (g) Invest more than 10% of its net assets in illiquid securities.

                  (h) Invest in oil, gas or other mineral exploration or development programs, but this shall not prohibit a Fund from investing in securities of companies engaged in oil, gas or mineral activities.

                  (i) Invest in warrants, valued at the lower of cost or market, in an amount in excess of 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value for purposes of this restriction.

                  (j) Buy or sell real estate or invest in the securities of real estate investment trusts or real estate limited partnerships, provided the Funds may invest in the securities of other companies whose business involves the purchase and sale of real estate.

         For purposes of the foregoing limitations - except for the limitation referred to in the fourth sentence of item (4) above - any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

           DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

         Shares of the Funds are offered to the public directly by the Investment Company Fund shares are offered and sold without a sales charge at the net asset value per share next determined after the purchase order has been received by the Fund's transfer agent. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the particular Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

         The Funds' net asset value is determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

         Portfolio securities which are traded on an exchange or in the over-the-counter market are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Securities for which there are no transactions on a given day or securities not traded on an exchange or in the over-the-counter market are valued at the average of the most recent bid and asked prices. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Board of Directors of the Investment Company. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

         Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes and certain preferred stocks in which the Funds may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         The Funds intend to pay all redemptions in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing;
(b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.


                                   MANAGEMENT

         The business and affairs of the Funds are managed by the Board of Directors of the Investment Company.

         Information pertaining to the directors and officers of the Investment Company is set forth below. Unless indicated, the address of each director and officer is 1200 John Q. Hammons Drive, Madison, Wisconsin 53717. An asterisk (*) indicates those directors who are "interested persons" of the Investment Company for purposes of the 1940 Act.

                                         POSITION(S) HELD WITH                    PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                   THOMPSON PLUMB FUNDS, INC.                DURING PAST FIVE YEARS
---------------------                   --------------------------                ----------------------
George H. Austin, 69*                   Director                             Director of Research and Portfolio
                                                                             Manager of the Advisor since March 1994; prior thereto,
                                                                             Director of In vestments of the Wisconsin Alumni
                                                                             Research Foundation from 1976 to 1994.

Mary Ann Deibele, 64                    Director                             Retired since September 1994; prior thereto, Director
20029 Reichardt Road                                                         and member of the executive committee of Household
Kiel, Wisconsin 53042                                                        Utilities, Inc. (a high tech sheet metal fabricating
                                                                             facility).



David B. Duchow, 32                     Assistant Vice President             Portfolio Manager of the Advisor since December 1996;
                                                                             formerly, Associate Portfolio Manager of the Advisor
                                                                             from January 1994 to December 1996; Investment Analyst
                                                                             of the Advisor since September 1992; Marketing
                                                                             Representative for the Prudential Co. from December
                                                                             1991 to September 1992.

                                         POSITION(S) HELD WITH                    PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                   THOMPSON PLUMB FUNDS, INC.                DURING PAST FIVE YEARS
---------------------                   --------------------------                ----------------------
John W. Feldt, 57                       Director                             Senior Vice President of Finance of the University of
150 East Gilman Street                                                       Wisconsin Foundation since 1984; prior thereto, Vice
Madison, Wisconsin 53703                                                     President of Finance for the University of Wisconsin
                                                                             Foundation.

Donald A. Nichols, 59                   Director                             Professor of Economics at the University of Wisconsin
1180 Observatory Drive                                                       since 1966; Chairman, Department of Economics from 1983
Madison, Wisconsin 53706                                                     to 1986 and from 1988 to 1990; Director of the Center
                                                                             for Re search on the Wisconsin economy; Member of the
                                                                             Board of Advisors of the American Players Theatre since
                                                                             1993; Economic Adviser to the Governor of the State of
                                                                             Wisconsin from 1982 through 1986; Consultant to
                                                                             National Economic Research Associates during 1985.

Timothy R. O'Brien, 40                  Assistant Vice President             Portfolio Manager of the Advisor since October 1998;
                                                                             Investment Analyst of the Advisor since October 1997;
                                                                             Lieutenant Colonel in the Wisconsin Air National Guard;
                                                                             Adjunct Professor at Upper Iowa University since 1995.

Thomas G. Plumb, 47*                    President, Treasurer and
                                        Director                             Vice President of the Advisor since  co-founding it
                                                                             in June 1984; formerly, Vice President of Firstar Bank
                                                                             Madison, N.A., Investment Management Division, from
                                                                             December 1983 to June 1984 and various officer and
                                                                             other management responsibilities at Firstar Bank
                                                                             Madison, N.A. from November 1979 to December 1983; a
                                                                             Chartered Financial Analyst.

John C. Thompson, 31                    Assistant Vice President             Portfolio Manager of the Advisor since December 1996;
                                                                             Associate Portfolio Manager of the Advisor from January
                                                                             1994 to December 1996; Investment Analyst for the
                                                                             Advisor since March 1993; a Chartered Financial
                                                                             Analyst.

                                         POSITION(S) HELD WITH                    PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                   THOMPSON PLUMB FUNDS, INC.                DURING PAST FIVE YEARS
---------------------                   --------------------------                ----------------------
John W. Thompson, 56*                   Chairman, Secretary and Director     President of the Advisor since co- founding it in June
                                                                             1984; Treasurer of the Advisor since October 1993;
                                                                             formerly, First Vice President and Division Manager of
                                                                             the Investment Management Division of Firstar Bank
                                                                             Madison, N.A. from September 1979 until June 1984; a
                                                                             Chartered Financial Analyst.

         Directors and officers of the Investment Company who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Funds for serving as directors or officers. Those directors who are not so affiliated with the Advisor received $11,000 in fiscal year 1999, as set forth in the table below.

                                                                                                          TOTAL
                               AGGREGATE                                   ESTIMATED                   COMPENSATION
                             COMPENSATION         PENSION OR                 ANNUAL                  FROM INVESTMENT
                            FROM INVESTMENT       RETIREMENT             BENEFITS UPON                 COMPANY AND
DIRECTOR                        COMPANY            BENEFITS                RETIREMENT                  FUND COMPLEX
--------                        -------            --------                ----------                  ------------
Mary Ann Deibele                $11,000              None                     None                       $11,000
John W. Feldt                   $11,000              None                     None                       $11,000
Donald A. Nichols               $11,000              None                     None                       $11,000

         For fiscal year 2000, those directors who are not so affiliated with the Advisor will each receive $11,750.

         As of December 31, 1999, the Investment Company's Directors and officers as a group owned 74,599 shares (3.85% of the outstanding shares) of the Growth Fund, 90,885 shares (2.82% of the outstanding shares) of the Balanced Fund and 24,970 shares (1.15% of the outstanding shares) of the Bond Fund.

CODE OF ETHICS

         The Investment Company and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Investment Company and the Advisor to invest in securities including securities that may be purchased or held by the Funds, subject to certain exceptions and pre-clearance procedures.


                   ADVISORY, ADMINISTRATIVE AND OTHER SERVICES

         Thompson, Plumb & Associates, Inc. acts as the investment advisor and administrator for each of the Funds. John W. Thompson and Thomas G. Plumb each own 50% of the outstanding shares of the Advisor. The Advisor manages the investment and reinvestment of the Fund's provides the Funds with personnel, facilities and administrative services, and supervises the Fund's daily affairs, all subject to the supervision of the Board of Directors of the Investment Company. The Advisor formulates and implements a continuous investment program for each Fund consistent with its investment objective, policy and restrictions.

         The administrative obligations of the Advisor include: (a) providing supervision of all aspects of each Fund's non-investment operations, such as custody of the Fund's assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Funds' agreements with their custodian and shareholder servicing agent), (b) providing each Fund, to the extent not provided pursuant to such agreements or the agreement with the Funds' accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, such as preparing budgets, supplying information for the Prospectus, this Statement of Additional Information and various reports, and handling meetings of shareholders, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation of each Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Fund, (d) providing each Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of each Fund other than those maintained pursuant to such agreements.

         For the fiscal years ended November 30, 1999, 1998 and 1997, in return for serving as the Funds' investment advisor and administrator, the Advisor earned fees of $709,735, $581,250 and $333,296, respectively, for the Growth Fund; $431,433, $357,956 and $247,662, respectively, for the Balanced Fund; and $173,621, $206,183 and $183,746, respectively, for the Bond Fund.

         The Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Advisory Agreement also provides that the Funds will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except liability to a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Advisory Agreement between the Advisor and the Funds was approved pursuant to the vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Balanced Fund on March 9, 1988 and of the Bond and Growth Funds on December 22, 1992. The Advisory Agreement will continue from year to year with respect to each Fund provided such continuance is specifically approved at least annually, (a) by the vote of the outstanding shares of the Fund or by the Directors of the Funds, and (b) by the vote of a majority of the Directors of the Funds who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the Directors of the Funds or, with respect to any Fund, by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Funds.

ACCOUNTING SERVICES AGENT

         Under its Accounting Services Agreement with the Funds, the Advisor maintains and keeps current certain accounts and financial records of each Fund, prepares the financial statements of each Fund as required by the 1940 Act and calculates the net asset value per share of each Fund on a daily basis.

         For the fiscal years ended November 30, 1999, 1998 and 1997, the Advisor earned fees for the services it provided to, and the expenses it assumed for, the Funds under the Accounting Services Agreement in the amounts of $114,130, $96,358 and $63,099, respectively, for the Growth Fund; $86,029,
$75,141 and $56,797, respectively, for the Balanced Fund; and $53,335, $62,104 and $56,007, respectively, for the Bond Fund.

EXPENSES

         The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor; the fees and expenses of the Funds' custodian and transfer and dividend disbursing agent; the cost of stock certificates; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' existing shareholders and regulatory authorities; compensation and expenses of the Funds' Directors; and extraordinary expenses incurred by the Funds. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

         The Advisor has agreed to reimburse each of the Growth, Balanced and Bond Funds for all expenses such Fund incurs from April 1, 2000 through March 31, 2001 in excess of 1.30%, 1.25% and 0.95%, respectively, of its average daily net assets.

TRANSFER AND DIVIDEND DISBURSING AGENT

         Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, P.O. Box 701, Milwaukee, Wisconsin 53201, is the transfer and dividend disbursing agent for the Funds.

CUSTODIAN

         Firstar Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the custodian of the Funds' portfolio securities and cash.

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Funds.

         PricewaterhouseCoopers LLP, independent accountants, 650 Third Avenue South, Suite 1300, Minneapolis, Minnesota 55402, serves as independent accountants for the Funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In addition, the Advisor may place orders for portfolio transactions with brokers who recommend the purchase of shares of the Funds to clients if the Advisor believes that such brokers' commissions or dealer spreads, quality of execution and the overall quality of brokerage and research services are comparable to those of other brokers. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

         In selecting brokers to effect portfolio transactions for the Funds, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized data bases and the software for analyzing such data bases, and the availability of the brokerage firm's analysts for consultation. Where computer software serves other functions than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bears such part of the cost itself. While the Advisor believes such information and services have substantial value, the Advisor considers them supplemental to its own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients.

The Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the Advisor to cause the Funds to pay a broker or dealer, who provides brokerage and research services to the Advisor, an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Funds and the other accounts as to which the Advisor exercises investment discretion.

         On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor's other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment advisor), the Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund.

         During the fiscal year ended November 30, 1999, the Growth Fund, Balanced Fund and Bond Fund paid brokerage commissions aggregating $151,556, $72,724 and $5,781, respectively, in connection with their portfolio transactions. The entire amount of such commissions was paid to brokers or dealers who provided research services to the Advisor in transactions amounting to $84,137,829, $48,379,942 and $13,523,018, respectively, other than brokerage commissions of $1,695 paid to brokers or dealers by the Growth Fund for executing transactions totaling $971,217.

         During the fiscal years ended November 30, 1998 and 1997, the Funds paid brokerage commissions in connection with their portfolio transactions aggregating $92,684 and $75,213, respectively, for the Growth Fund; $69,684 and $56,729, respectively, for the Balanced Fund; and $2,813 and $7,906, respectively, for the Bond Fund.

                                PERFORMANCE DATA

GENERAL

         From time to time the Funds may advertise yield and total return for various periods of investment. Such information will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission, and may also include other total return information. Yield is based on historical earnings and total return is based on historical calculated earnings; neither is intended to indicate future performance. Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities in the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information, when comparing a particular Fund's performance to the performance data established for alternative investments.

AVERAGE ANNUAL TOTAL RETURN

         For each of the Funds, standardized annual total return is computed by finding the average annual compounded rates of return over the one, five and ten-year periods (or the portion thereof during which the Fund has been in existence) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                          n
                                  P(1 + T)  = ERV

WHERE:

         T        =        average annual total return;

         n        =        number of years and portion of a year;

         ERV      =        ending redeemable value (of the hypothetical $1,000
                           payment) at the end of the 1, 5 and 10-year periods, or fractional portion thereof, after deduction of all non-recurring charges to be deducted, assuming redemption at the end of the period; and

         P        =        $1,000 (the hypothetical initial payment).

         The average annual total returns for the Balanced Fund for the one-year, five-year and ten-year periods ended November 30, 1999, and the average annual total returns for the Bond and Growth Funds for the one-year and five-year periods ended November 30, 1999 and for the period from February 10, 1992 (commencement of operations) through November 30, 1999, are as follows:

                                                                                                         FROM
                                                                                                     COMMENCEMENT
                                                                                                          OF
                                1 YEAR                 5 YEARS                10 YEARS                OPERATIONS
                                ------                 -------                --------                ----------
Growth Fund                     10.06%                  23.97%                  --                      15.06%
Balanced Fund                    9.79%                  17.76%                12.21%                      --
Bond Fund                       -1.63%                   6.07%                  --                       5.19%

------------------

(1) Without expense reimbursements by the Advisor in 1999, 1994 and 1992, the Growth Fund's average annual return for the one-year and five-year periods ended November 30, 1999 and for the period from commencement of operations through November 30, 1999 would have been 10.01%, 23.96% and 15.01%, respectively.

(2) Without expense reimbursements by the Advisor in 1999, 1998, 1995, 1994, 1993 and 1992, the Bond Fund's average annual return for the one-year and five-year periods ended November 30, 1999 and for the period from commencement of operations through November 30, 1999 would have been -1.79%, 5.99% and 4.83%, respectively.

CURRENT YIELD

         Current yield quotations for the Funds are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                 a -b     6
                     Yield = 2[(----- + 1) - 1]
                                 cd
WHERE:

         a        =        dividends and interest earned during the period;

         b        =        expenses accrued for the period (net of
                           reimbursements);

         c        =        the average daily number of shares outstanding during
                           the period that were entitled to receive dividends;
                           and

         d        =        the maximum offering price per share on the last day
                           of the period.

         For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly paydown. Income earned on equity securities is determined by using the stated annual dividend rate applied over the performance period. Because the investment objectives of the Growth and Balanced Funds do not relate solely to current income, these Funds will not typically advertise yield. The yield for the Bond Fund for the 30-day period ended November 30, 1999 was 6.15%. When advertising yield, the Bond Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.

         The performance data for the Funds is based on historical results and is not intended to indicate future performance. Each Fund's total return will vary based on market conditions, Fund expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.

OTHER PERFORMANCE INFORMATION

         Each Fund may from time to time advertise its comparative performance as measured by various independent sources, including, without limitation, Lipper Inc., Barron's, The Wall Street Journal, The New York Times, U.S.A. Today, Weisenberger Investment Companies Service, Consumer Reports, Time, Newsweek, U.S. News and World Report, Business Week, Financial World, U.S. News and World Reports, Milwaukee Journal Sentinel, Wisconsin State Journal, Forbes, Fortune, Money, Morningstar Publications, Standard & Poors/Lipper Mutual

Fund Profiles and The Individual Investor's Guide to No-Load Mutual Funds. A Fund may also note its mention in, or inclusion in lists or rankings prepared or published by, such independent sources and other newspapers, magazines and media from time to time. However, the investment company assumes no responsibility for the accuracy of such information. In addition, each Fund may from time to time advertise its performance relative to certain other mutual funds or groups of funds, indices and benchmark investments, including, without limitation, the Value Line Index, Lipper Capital Appreciation Fund Average, Lipper Growth Funds Average, Lipper General Equity Funds Average, Lipper Equity Funds Average, Morningstar Growth Average, Morningstar Equity Fund Average, Morningstar Hybrid Average, Morningstar All Equity Funds Average, Lipper Balanced Funds Index, Lipper Balanced Funds Average, Morningstar General Equity Average, Dow Jones Industrial Average, New York Stock Exchange Composite Index, American Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, Russell 2000 Small Stock Index, Russell Mid-Cap Stock Index, Russell 2500 Index, Standard & Poor's 400 Industrials, Standard & Poor's 100, Wilshire 5000, Wilshire 4500, Wilshire 4000, Lehman Brothers Intermediate Corporate/Government Bond Index, Nasdaq Industrials, Nasdaq-OTC Price Index and Consumer Price Index.

         Each Fund may advertise its rankings as published by Lipper in its categories or sub-categories, as well as its rating by Morningstar, Inc. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and Morningstar. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk (which is a function of the Fund's monthly returns less the three-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, then next 35% labeled three star, the next 22.5% labeled two star and bottom 10% rated one star. A high rating reflects either above-average returns or below-average risks, or both.


                                      TAXES

         Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"), and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

         The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from a Fund may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

         Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

         All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the same Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

         Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

         Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 31% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if a Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

         The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

                       CAPITAL STOCK AND OTHER SECURITIES

GENERAL

         The authorized capital stock of the Investment Company consists of 100 million shares of Common Stock, $.001 par value per share. The shares of Common Stock are presented divided into three series: the Balanced Fund, Bond Fund and Growth Fund. Each such series consists of 10 million shares of Common Stock. The Board of Directors may authorize the issuance of additional series of Common Stock (funds) and may increase or decrease the number of shares in each series.

         Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable, except that shareholders are subject to personal liability under
Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees of the Funds for services performed, but not exceeding six months' service in any one case. The Funds currently have no employees and do not intend to have employees in the future. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or accumulative voting rights and are freely transferrable. Shares of Common Stock can be issued as full shares or fractions of shares. If a fraction of share has the same kind of rights and privileges as a full share.

         Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Investment Company's Articles of Incorporation or Bylaws. Shareholders of each Fund vote together to elect a single Board of Directors of the Investment Company and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new Advisory Agreement), separate votes by shareholders of each Fund are required. The Investment Company's Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds' outstanding shares must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES

         The following table sets forth the names, addresses and percentage ownership of each person who owns of record or is known to management to own beneficially 5% or more of a Fund's outstanding shares as of December 31, 1999. Other than those named below, no person controls any Fund.

RECORD OR BENEFICIAL OWNER                                                              PERCENTAGE OWNERSHIP
--------------------------                                                              --------------------
GROWTH FUND:
         Old Kent Bank (record)                                                                12.04%
         4420 44th Street, Suite A
         Grand Rapids, MI  49512-4011

         IFTC (record)                                                                          9.70%
         801 Pennsylvania Avenue
         Kansas City, MO  64105-1307

BALANCED FUND:
         IFTC (record)                                                                          9.99%
         801 Pennsylvania Avenue
         Kansas City, MO  64105-1307

         MUGGS & CO. (record)                                                                   5.56%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         Medical X-Ray Consultants Profit Sharing Plan (beneficial)                             5.33%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

BOND FUND:
         CAPINCO (record)                                                                      30.50%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         Old Kent Bank (record)                                                                23.53%
         4420 44th Street, Suite A
         Grand Rapids, MI  49512-4011

RECORD OR BENEFICIAL OWNER                                                              PERCENTAGE OWNERSHIP
--------------------------                                                              --------------------
         UW Platteville Foundation (beneficial)                                                11.78%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         Owens Ayres Profit Sharing Plan (beneficial)                                          11.55%
         c/o Firstar Trust Company
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         UW Eau Claire Foundation (beneficial)                                                  7.22%
         c/o Old Kent Bank
         4420 44th Street, Suite A
         Grand Rapids, MI  49512-4011

         Wisconsin Auto & Truck Dealers Association (beneficial)                                5.26%
         150 East Gilman Street
         Madison, WI 53703-1441

                              FINANCIAL STATEMENTS

         The financial statements and related report of PricewaterhouseCoopers LLP, independent accountants, contained in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 are incorporated by reference herein. A copy of the Annual Report to Shareholders may be obtained without charge by writing to Thompson, Plumb & Associates, Inc., 1200 John Q. Hammons Drive, Madison, Wisconsin 53717 or by calling Thompson, Plumb & Associates, Inc. at
(608) 831-1300 or 1-800-999-0887.

                                     PART C
                                OTHER INFORMATION
                                -----------------


ITEM 23.    EXHIBITS.

         See Exhibit Index following the signature page to this Registration Statement, which Exhibit Index is incorporated herein by this reference.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.

ITEM 25.    INDEMNIFICATION.

         Article V, Section 4 of the Registrant's Bylaws provides for indemnification under certain circumstances of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant. However, no person shall be indemnified by the Registrant against any liability to any of the Funds or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         Paragraph 7 of the Investment Advisory Agreement between the Registrant and Thompson, Plumb & Associates, Inc. provides for indemnification of Thompson, Plumb & Associates, Inc. by the Funds or, in lieu thereof, contribution by the Funds under certain circumstances.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

         Thompson, Plumb & Associates, Inc., the Registrant's investment advisor, is engaged in the investment advisory business. Set forth below is a list of the directors and officers of Thompson, Plumb & Associates, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature of those directors and officers during the past two fiscal years.


NAME                           POSITION WITH ADVISOR                     OTHER AFFILIATIONS
----                           ---------------------                     ------------------
John W. Thompson              President and Director                  Chairman, Secretary and
                                                                      Director of the Registrant

Thomas G. Plumb               Vice President and Director             President, Treasurer and Di-
                                                                      rector of the Registrant

Connie M. Redman              Corporate Secretary                     None

Penny M. Hubbard              Assistant Vice President                None


ITEM 27.    PRINCIPAL UNDERWRITERS.

         (A)   Not applicable.
         (B)   Not applicable.
         (C)   Not applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS.

         The Amended and Restated Articles of Incorporation, Bylaws and minute book of the Registrant are in the physical possession of Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Accounts, books, records and other documents required to be maintained under Section 31(a) relating to the number of shares of the Registrant's common stock held by each shareholder of record are in the physical possession of Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Thompson, Plumb & Associates, Inc., 1200 John Q. Hammons Drive, Fifth Floor, Madison, Wisconsin 53717.

ITEM 29.    MANAGEMENT SERVICES.

         Not applicable.

ITEM 30.    UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of Wisconsin, on the 27th day of March, 2000.

                                                 THOMPSON PLUMB FUNDS, INC


                                                 By  /s/ John W. Thompson
                                                   -----------------------
                                                     JOHN W. THOMPSON
                                                     Chairman of the Board


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on this 27th day of March, 2000, by the following persons in the capacities indicated.



                   /s/ John W. Thompson                                        Mary Ann Deibele+
       --------------------------------------------               ------------------------------------------
                     JOHN W. THOMPSON                                          MARY ANN DEIBELE
             Director, Chairman and Secretary                                      Director
              (Principal Executive Officer)


                   /s/ Thomas G. Plumb                                          John W. Feldt*
       --------------------------------------------               ------------------------------------------
                     THOMAS G. PLUMB                                             JOHN W. FELDT
            Director, President and Treasurer                                      Director
       (Principal Financial and Accounting Officer)


                   /s/ George H. Austin                                       Donald A. Nichols*
       --------------------------------------------               ------------------------------------------
                     GEORGE H. AUSTIN                                          DONALD A. NICHOLS
                         Director                                                  Director


                  /s/ John W. Thompson
+*By:  _________________________________________
                    JOHN W. THOMPSON
           +   Pursuant to Power of Attorney
                   dated January 26, 1995
           *   Pursuant to Power of Attorney
                   dated December 6, 1991

                           THOMPSON PLUMB FUNDS, INC.


                  =============================================

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM N-1A
                  =============================================




     EXHIBIT                                                           INCORPORATED HEREIN                   FILED
     NUMBER                      DESCRIPTION                             BY REFERENCE TO                   HEREWITH
     ------                      -----------                             ---------------                   --------
       (A)             Registrant's Amended and                 Post-Effective Amendment No.
                       Restated Articles of Incorpora-          12 to the Registrant's Reg-
                       tion.                                    istration Statement on Form N-
                                                                1A (Reg. No. 33-6418) (the
                                                                "Registration Statement").

       (B)             Registrant's Bylaws, as                  Post-Effective Amendment No.
                       amended and restated and                 13 to the Registration Statement.
                       presently in effect.

       (C)             None.

       (D)             Investment Advisory                      Post-Effective Amendment No.
                       Agreement between                        12 to the Registration Statement.
                       Registrant and Thompson,
                       Unger & Plumb, Inc., as
                       amended and restated as of
                       February 7, 1992.

       (E)             Not applicable.

       (F)             Not applicable.

       (G)             Custodian Agreement with                 Post-Effective Amendment No.
                       Bank between Registrant and              12 to the Registration Statement.
                       First Wisconsin Trust
                       Company, as amended and
                       restated as of February 7,
                       1992.


     EXHIBIT                                                   INCORPORATED HEREIN                  FILED
     NUMBER             DESCRIPTION                              BY REFERENCE TO                   HEREWITH
     ------             -----------                              ---------------                   --------
     (H)(1)       Accounting Services Agreement            Post-Effective Amendment No.
                  between Registrant and Thompson          12 to the Registration Statement.
                  Unger & Plumb, Inc., as amended
                  and restated as of February 7,
                  1992.

     (H)(2)       Shareholder Services Agreement           Post-Effective Amendment No.
                  between Registrant and Thompson          12 to the Registration Statement.
                  Unger & Plumb, Inc., as amended
                  and restated as of February 7,
                  1992.

     (H)(3)       Operating Agreement between              Post-Effective Amendment No.
                  Registrant and Charles Schwab &          12 to the Registration Statement.
                  Co., Inc. dated as of January 15,
                  1997.

     (H)(4)       Confidentiality Agreement                Post-Effective Amendment No.
                  between Registrant and                   12 to the Registration Statement.
                  Charles Schwab & Co., Inc.
                  dated as of January 15, 1997.

     (H)(5)       Services Agreement between               Post-Effective Amendment No.
                  Registrant and Charles                   12 to the Registration Statement.
                  Schwab & Co., Inc. dated as
                  of January 15, 1997.

     (H)(6)       Distribution and Servicing               Post-Effective Amendment No.
                  Agreement between                        12 to the Registration Statement.
                  Registrant and Portico Funds,
                  Inc.

     (H)(7)       Servicing Agreement between              Post-Effective Amendment No.
                  Registrant and Firstar Funds,            13 to the Registration Statement.
                  Inc.

     (H)(8)       Revolving Credit Agreement               Post-Effective Amendment No.
                  dated as of February 6, 1998             13 to the Registration Statement.
                  between Registrant and M&I
                  Bank of Southern Wisconsin.

       (I)        Opinion of Counsel.                      Post-Effective Amendment No.
                                                           14 to the Registration Statement.


     EXHIBIT                                                    INCORPORATED HEREIN                    FILED
     NUMBER          DESCRIPTION                                  BY REFERENCE TO                     HEREWITH
     ------          -----------                                  ---------------                     --------
       (J)        Consent of Independent                                                                 X
                  Public Accountants.

       (K)        Not applicable.

       (L)        Subscription Agreement be-               Post-Effective Amendment No.
                  tween Registrant and                     14 to the Registration Statement.
                  Thompson, Unger & Plumb,
                  Inc. (f/k/a FMI Capital
                  Management, Inc.).

       (M)        Not applicable.

       (P)        Code of Ethics.                                                                        X